Exhibit 99.1
HAIGHTS CROSS COMMUNICATIONS, INC.
STATEMENTS OF OPERATIONS AND SEGMENT FINANCIAL INFORMATION (UNAUDITED)
For informational purposes, Haights Cross Communications, Inc. (the “Company”) has restated its unaudited consolidated results of operations and segment financial information for the quarters ended March 31, 2004 and 2005, June 30, 2004 and 2005, September 30, 2004 and December 31, 2004 and for the year ended December 31, 2004. The restatement consists of a reclassification of the results of the Company’s Chelsea House Publishers business, which the Company disposed of in August 2005 from continuing operations to discontinued operations for all periods presented. The Company has also provided proforma information for the acquisitions of Options Publishing and Buckle Down Publishing reflecting the restatement of Chelsea House Publishers results in the consolidated totals. This proforma information was originally reported in the Company’s 8-K filed on May 18, 2005 .
In the accompanying unaudited consolidated financial statements, “EBITDA” is defined as net loss before interest, taxes, depreciation, amortization, discontinued operations and cumulative effect of a change in accounting for goodwill, and “Adjusted EBITDA” is defined as EBITDA adjusted for certain, nonrecurring restructuring and related charges (see table). We present EBITDA because we believe that EBITDA provides useful information regarding our operating results. We rely on EBITDA as a primary measure to review and assess the operational performance of our company and our management team in connection with executive compensation and bonus plans. We also use EBITDA to compare our current operating results with corresponding historical periods and with the operating performance of other publishing companies and for evaluating acquisition targets. We believe that the presentation of EBITDA is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe it can assist investors in comparing our performance to that of other publishing companies on a consistent basis without regard to depreciation, amortization, interest, taxes, and cumulative effects of accounting changes and discontinued operations that do not directly affect our operations.
EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income, cash flows from operating activities and other consolidated income or cash flow statement data prepared in accordance with accounting principles generally accepted in the United States. Some of the limitations are:
•	EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or capitalized pre-publication costs;

•	EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	EBITDA does not reflect our significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements and

•	Other companies in our industry may calculate EBITDA differently than we do, thereby limiting its usefulness as a comparative measure.
Because of these limitations, EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business or as a measure of performance in compliance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA on supplementary basis.
The accompanying financial information includes schedules that reconcile net loss or operating income/(loss) to EBITDA and Adjusted EBITDA.

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2004
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS(b)	COMMUNICATIONS, INC.
Revenue	$39,563	$2,810	$36,753

Costs and expenses:
Cost of goods sold	11,972	756	11,216
Marketing and sales	9,084	530	8,554
Fulfillment and distribution	3,061	262	2,799
General and administrative	5,147	445	4,702
Restructuring and related charges	354	354	—
Amortization of pre-publication costs	2,594	535	2,059
Depreciation expense and amortization of Intangibles	581	30	551

Total costs and expenses	32,793	2,912	29,881

Income (loss) from operations	6,770	(102)	6,872

Other (income)/expense:
Interest expense	11,417	—	11,417
Interest income	(134)	—	(134)
Amortization of deferred financing costs	799	—	799
Other	2	2	—

Total other expense	12,084	2	12,082

Loss before taxes	(5,314)	(104)	(5,210)
Provision for income taxes	—	—	—

Net loss from continuing operations	(5,314)	(104)	(5,210)
Loss from discontinued operations	—	104	(104)

Net loss	$(5,314)	$—	$(5,314)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(5,314)	$—	$(5,314)
Interest expense and other	12,084	(102)	12,186

Income (loss) from operations	6,770	(102)	6,872
Amortization of pre-publication costs	2,594	535	2,059
Depreciation expense and amortization of Intangibles	581	30	551

EBITDA	9,945	463	9,482
Restructuring and related costs	517	365	152

Adjusted EBITDA	$10,462	$828	$9,634

(a) Reflects our consolidated statements of operations as reported in our Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2004. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Report on Form 10-Q filed for the quarter ended March 31, 2004.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2004
(IN THOUSANDS)

	CONSOLIDATED			HCC CONSOLIDATED
	RESTATED	BUCKLE DOWN	OPTIONS	RESTATED
	HAIGHTS CROSS	PUBLISHING COMPANY	PUBLISHING, INC.	PRO FORMA
	COMMUNICATIONS, INC. (a)	PRO FORMA (b)	PRO FORMA (c)	RESULTS
Revenue	$36,753	$2,418	$4,479	$43,650

Costs and expenses:
Cost of goods sold	11,216	561	834	12,611
Marketing and sales	8,554	584	1,448	10,586
Fulfillment and distribution	2,799	257	218	3,274
General and administrative	4,702	273	255	5,230
Amortization of pre-publication costs	2,059	464	363	2,886
Depreciation expense and amortization of Intangibles	551	429	392	1,372

Total costs and expenses	29,881	2,568	3,510	35,959

Income(loss) from operations	6,872	(150)	969	7,691

Other (income)/expense:
Interest expense	11,417	39	1,632	13,088
Interest income	(134)	49	85	—
Amortization of deferred financing costs	799	—	—	799
Other	—	(4)	(16)	(20)

Total other expense	12,082	84	1,701	13,867

Loss before taxes	(5,210)	(234)	(732)	(6,176)
Provision for income taxes	—	—	—	—

Net loss from continuing operations	(5,210)	(234)	(732)	(6,176)
Loss from discontinued operations	(104)	—	—	(104)

Net loss	$(5,314)	$(234)	$(732)	$(6,280)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(5,314)	$(234)	$(732)	$(6,280)
Interest expense and other	12,186	84	1,701	13,971

Income (loss) from operations	6,872	(150)	969	7,691
Amortization of pre-publication costs	2,059	464	363	2,886
Depreciation expense and amortization of Intangibles	551	429	392	1,372

EBITDA	9,482	743	1,724	11,949
Restructuring and related costs	152	—	—	152

Adjusted EBITDA	$9,634	$743	$1,724	$12,101

(a) Reflects the restatement of our consolidated statements of operations for the reclassification of the Chelsea House Publishers results from continuing operations to discontinued operations.
(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.
(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2004
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$8,343	$14,814	$16,606	$3,887	$—	$43,650
Cost of goods sold	2,080	2,988	6,441	1,102	—	12,611
Marketing and sales	2,676	3,739	2,887	1,284	—	10,586
Fulfillment and distribution	877	941	1,046	410	—	3,274
General and administrative	717	1,650	1,343	550	970	5,230
Amortization of pre-publication costs	712	1,268	811	95	—	2,886
Depreciation expense and amortization of intangibles	176	844	172	124	56	1,372

Income (loss) from operations	$1,105	$3,384	$3,906	$322	$(1,026)	$7,691

RECONCILIATION OF OPERATING INCOME TO EBITDA

Income (loss) from operations	$1,105	$3,384	$3,906	$322	$(1,026)	$7,691
Amortization of pre-publication costs	712	1,268	811	95	—	2,886
Depreciation expense and amortization of intangibles	176	844	172	124	56	1,372

EBITDA	1,993	5,496	4,889	541	(970)	11,949
Restructuring & related costs	4	—	148	—	—	152

Adjusted EBITDA	$1,997	$5,496	$5,037	$541	$(970)	$12,101

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2004
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS(b)	COMMUNICATIONS, INC.
Revenue	$50,892	$3,496	$47,396

Costs and expenses:
Cost of goods sold	17,762	2,985	14,777
Marketing and sales	10,216	621	9,595
Fulfillment and distribution	3,810	243	3,567
General and administrative	5,471	394	5,077
Restructuring and related charges	528	528	—
Amortization of pre-publication costs	3,266	913	2,353
Depreciation expense and amortization of Intangibles	764	35	729

Total costs and expenses	41,817	5,719	36,098

Income (loss) from operations	9,075	(2,223)	11,298

Other (income)/expense:
Interest expense	11,883	—	11,883
Interest income	(182)	—	(182)
Amortization of deferred financing costs	647	—	647
Other	(63)	—	(63)

Total other expense	12,285	—	12,285

Loss before taxes	(3,210)	(2,223)	(987)
Provision for income taxes	—	—	—

Net loss from continuing operations	(3,210)	(2,223)	(987)
Loss from discontinued operations	—	2,223	(2,223)

Net loss	$(3,210)	$—	$(3,210)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(3,210)	$—	$(3,210)
Interest expense and other	12,285	(2,223)	14,508

Income (loss) from operations	9,075	(2,223)	11,298
Amortization of pre-publication costs	3,266	913	2,353
Depreciation expense and amortization of Intangibles	764	35	729

EBITDA	13,105	(1,275)	14,380
Restructuring and related costs	2,740	2,685	55

Adjusted EBITDA	$15,845	$1,410	$14,435

(a) Reflects our consolidated statements of operations as reported in our Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2004. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Report on Form 10-Q filed for the quarter ended June 30, 2004.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2004
(IN THOUSANDS)

	CONSOLIDATED			HCC CONSOLIDATED
	RESTATED	BUCKLE DOWN	OPTIONS	RESTATED
	HAIGHTS CROSS	PUBLISHING COMPANY	PUBLISHING, INC.	PRO FORMA
	COMMUNICATIONS, INC.(a)	PRO FORMA(b)	PRO FORMA(c)	RESULTS
Revenue	$47,396	$303	$7,621	$55,320

Costs and expenses:
Cost of goods sold	14,777	73	1,412	16,262
Marketing and sales	9,595	50	1,757	11,402
Fulfillment and distribution	3,567	38	319	3,924
General and administrative	5,077	108	303	5,488
Amortization of pre-publication costs	2,353	76	363	2,792
Depreciation expense and amortization of Intangibles	729	91	392	1,212

Total costs and expenses	36,098	436	4,546	41,080

Income (loss) from operations	11,298	(133)	3,075	14,240

Other (income)/expense:
Interest expense	11,883	(39)	1,639	13,483
Interest income	(182)	54	128	—
Amortization of deferred financing costs	647	—	—	647
Other	(63)	4	—	(59)

Total other expense	12,285	19	1,767	14,081

Loss before taxes	(987)	(152)	1,308	169
Provision for income taxes	—	—	—	—

Net loss from continuing operations	(987)	(152)	1,308	169
Loss from discontinued operations	(2,223)	—	—	(2,223)

Net loss	$(3,210)	$(152)	$1,308	$(2,054)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(3,210)	$(152)	$1,308	$(2,054)
Interest expense and other	14,508	19	1,767	16,304

Income (loss) from operations	11,298	(133)	3,075	14,240
Amortization of pre-publication costs	2,353	76	363	2,792
Depreciation expense and amortization of Intangibles	729	91	392	1,212

EBITDA	14,380	34	3,830	18,244
Restructuring and related costs	55	—	—	55

Adjusted EBITDA	$14,435	$34	$3,830	$18,299

(a) Reflects the restatement of our consolidated statements of operations for the reclassification of the Chelsea House Publishers results from continuing operations to discontinued operations.
(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.
(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2004
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$18,570	$15,378	$16,952	$4,420	$—	$55,320
Cost of goods sold	4,736	3,171	7,131	1,224	—	16,262
Marketing and sales	3,695	3,357	2,941	1,409	—	11,402
Fulfillment and distribution	1,425	963	1,080	456	—	3,924
General and administrative	845	1,456	1,314	543	1,330	5,488
Amortization of pre-publication costs	751	1,017	927	97	—	2,792
Depreciation expense and amortization of intangibles	171	686	178	125	52	1,212

Income (loss) from operations	$6,947	$4,728	$3,381	$566	$(1,382)	$14,240

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$6,947	$4,728	$3,381	$566	$(1,382)	$14,240
Amortization of pre-publication costs	751	1,017	927	97	—	2,792
Depreciation expense and amortization of intangibles	171	686	178	125	52	1,212

EBITDA	7,869	6,431	4,486	788	(1,330)	18,244
Restructuring & related costs	8	25	22	—	—	55

Adjusted EBITDA	$7,877	$6,456	$4,508	$788	$(1,330)	$18,299

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS(b)	COMMUNICATIONS, INC.
Revenue	$48,713	$2,306	$46,407

Costs and expenses:
Cost of goods sold	14,438	590	13,848
Marketing and sales	10,549	582	9,967
Fulfillment and distribution	3,698	239	3,459
General and administrative	5,703	331	5,372
Amortization of pre-publication costs	2,774	610	2,164
Depreciation expense and amortization of Intangibles	785	33	752

Total costs and expenses	37,947	2,385	35,562

Income (loss) from operations	10,766	(79)	10,845

Other (income)/expense:
Interest expense	12,207	—	12,207
Interest income	(225)	—	(225)
Amortization of deferred financing costs	732	—	732
Other	6	—	6

Total other expense	12,720	—	12,720

Loss before taxes	(1,954)	(79)	(1,875)
Provision for income taxes	—	—	—

Net loss from continuing operations	(1,954)	(79)	(1,875)
Loss from discontinued operations	—	79	(79)

Net loss	$(1,954)	$—	$(1,954)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(1,954)	$—	$(1,954)
Interest expense and other	12,720	(79)	12,799

Income (loss) from operations	10,766	(79)	10,845
Amortization of pre-publication costs	2,774	610	2,164
Depreciation expense and amortization of Intangibles	785	33	752

EBITDA	14,325	564	13,761
Restructuring and related costs	173	—	173

Adjusted EBITDA	$14,498	$564	$13,934

(a) Reflects our consolidated statements of operations as reported in our Quarterly Report on Form 10-Q filed for the quarter ended September 30, 2004. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Report on Form 10-Q filed for the quarter ended September 30, 2004.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)

	CONSOLIDATED			HCC CONSOLIDATED
	RESTATED	BUCKLE DOWN	OPTIONS	RESTATED
	HAIGHTS CROSS	PUBLISHING COMPANY	PUBLISHING, INC.	PRO FORMA
	COMMUNICATIONS, INC.(a)	PRO FORMA(b)	PRO FORMA(c)	RESULTS
Revenue	$46,407	$—	$3,540	$49,947

Costs and expenses:
Cost of goods sold	13,848	—	584	14,432
Marketing and sales	9,967	—	1,673	11,640
Fulfillment and distribution	3,459	—	213	3,672
General and administrative	5,372	—	297	5,669
Amortization of pre-publication costs	2,164	—	363	2,527
Depreciation expense and amortization of Intangibles	752	—	397	1,149

Total costs and expenses	35,562	—	3,527	39,089

Income (loss) from operations	10,845	—	13	10,858

Other (income)/expense:
Interest expense	12,207	—	1,608	13,815
Interest income	(225)	—	225	—
Amortization of deferred financing costs	732	—	—	732
Other	6	—	(5)	1

Total other expense	12,720	—	1,828	14,548

Loss before taxes	(1,875)	—	(1,815)	(3,690)
Provision for income taxes	—	—	—	—

Net loss from continuing operations	(1,875)	—	(1,815)	(3,690)
Loss from discontinued operations	(79)	—	—	(79)

Net loss	$(1,954)	$—	$(1,815)	$(3,769)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(1,954)	$—	$(1,815)	$(3,769)
Interest expense and other	12,799	—	1,828	14,627

Income (loss) from operations	10,845	—	13	10,858
Amortization of pre-publication costs	2,164	—	363	2,527
Depreciation expense and amortization of Intangibles	752	—	397	1,149

EBITDA	13,761	—	773	14,534
Restructuring and related costs	173	—	—	173

Adjusted EBITDA	$13,934	$—	$773	$14,707

(a) Reflects the restatement of our consolidated statements of operations for the reclassification of the Chelsea House Publishers results from continuing operations to discontinued operations.
(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.
(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED SEPTEMBER 30, 2004
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$13,730	$13,618	$16,955	$5,644	$—	$49,947
Cost of goods sold	3,448	2,905	6,739	1,340	—	14,432
Marketing and sales	3,649	3,586	2,991	1,414	—	11,640
Fulfillment and distribution	1,214	866	1,106	486	—	3,672
General and administrative	753	1,514	1,101	541	1,760	5,669
Amortization of pre-publication costs	784	869	869	5	—	2,527
Depreciation expense and amortization of intangibles	160	634	178	127	50	1,149

Income (loss) from operations	$3,722	$3,244	$3,971	$1,731	$(1,810)	$10,858

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$3,722	$3,244	$3,971	$1,731	$(1,810)	$10,858
Amortization of pre-publication costs	784	869	869	5	—	2,527
Depreciation expense and amortization of intangibles	160	634	178	127	50	1,149

EBITDA	4,666	4,747	5,018	1,863	(1,760)	14,534
Restructuring & related costs	6	73	94	—	—	173

Adjusted EBITDA	$4,672	$4,820	$5,112	$1,863	$(1,760)	$14,707

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS (b)	COMMUNICATIONS, INC.
Revenue	$43,070	$2,733	$40,337

Costs and expenses:
Cost of goods sold	13,848	691	13,157
Marketing and sales	11,186	482	10,704
Fulfillment and distribution	3,701	231	3,470
General and administrative	7,439	405	7,034
Restructuring and related charges	(74)	(74)	—
Amortization of pre-publication costs	3,170	640	2,530
Depreciation expense and amortization of Intangibles	953	31	922

Total costs and expenses	40,223	2,406	37,817

Income(loss) from operations	2,847	327	2,520

Other (income)/expense:
Interest expense	12,687	—	12,687
Interest income	(236)	—	(236)
Amortization of deferred financing costs	759	—	759
Other	(19)	(2)	(17)

Total other expense	13,191	(2)	13,193

Income(loss) before taxes	(10,344)	329	(10,673)
Provision for income taxes	47	—	47

Net income(loss) from continuing operations	(10,391)	329	(10,720)
Income(loss)from discontinued operations	(1,712)	329	(1,383)

Net loss	$(12,103)	$—	$(12,103)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(12,103)	$—	$(12,103)
Interest expense and other	14,950	327	14,623

Income (loss) from operations	2,847	327	2,520
Amortization of pre-publication costs	3,170	640	2,530
Depreciation expense and amortization of Intangibles	953	31	922

EBITDA	6,970	998	5,972
Restructuring and related costs	(91)	(74)	(17)

Adjusted EBITDA	$6,879	$924	$5,955

(a) Reflects our consolidated statements of operations as reported in our Annual Report on Form 10-K filed for the year ended December 31, 2004. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Annual Report on Form 10-K filed for the year ended December 31, 2004.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	CONSOLIDATED			HCC CONSOLIDATED
	RESTATED	BUCKLE DOWN	OPTIONS	RESTATED
	HAIGHTS CROSS	PUBLISHING COMPANY	PUBLISHING, INC.	PRO FORMA
	COMMUNICATIONS, INC. (a)	PRO FORMA (b)	PRO FORMA (c)	RESULTS
Revenue	$40,337	$—	$2,619	$42,956

Costs and expenses:
Cost of goods sold	13,157	—	357	13,514
Marketing and sales	10,704	—	1,281	11,985
Fulfillment and distribution	3,470	—	186	3,656
General and administrative	7,034	—	396	7,430
Amortization of pre-publication costs	2,530	—	243	2,773
Depreciation expense and amortization of Intangibles	922	—	260	1,182

Total costs and expenses	37,817	—	2,723	40,540

Income(loss) from operations	2,520	—	(104)	2,416

Other (income)/expense:
Interest expense	12,687	—	1,101	13,788
Interest income	(236)	—	236	—
Amortization of deferred financing costs	759	—	—	759
Other	(17)	—	—	(17)

Total other expense	13,193	—	1,337	14,530

Loss before taxes	(10,673)	—	(1,441)	(12,114)
Provision for income taxes	47	—	—	47

Net loss from continuing operations	(10,720)	—	(1,441)	(12,161)
Loss from discontinued operations	(1,383)	—	—	(1,383)

Net loss	$(12,103)	$—	$(1,441)	$(13,544)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(12,103)	$—	$(1,441)	$(13,544)
Interest expense and other	14,623	—	1,337	15,960

Income (loss) from operations	2,520	—	(104)	2,416
Amortization of pre-publication costs	2,530	—	243	2,773
Depreciation expense and amortization of Intangibles	922	—	260	1,182

EBITDA	5,972	—	399	6,371
Restructuring and related costs	(17)	—	—	(17)

Adjusted EBITDA	$5,955	$—	$399	$6,354

(a) Reflects the restatement of our consolidated statements of operations for the reclassification of the Chelsea House Publishers results from continuing operations to discontinued operations.
(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.
(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$7,808	$11,590	$18,365	$5,193	$—	$42,956
Cost of goods sold	2,266	2,603	7,169	1,476	—	13,514
Marketing and sales	3,123	3,768	3,678	1,416	—	11,985
Fulfillment and distribution	1,040	904	1,227	485	—	3,656
General and administrative	1,028	2,345	1,278	567	2,212	7,430
Amortization of pre-publication costs	829	936	957	51	—	2,773
Depreciation expense and amortization of intangibles	173	626	205	128	50	1,182

Income (loss) from operations	$(651)	$408	$3,851	$1,070	$(2,262)	$2,416

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$(651)	$408	$3,851	$1,070	$(2,262)	$2,416
Amortization of pre-publication costs	829	936	957	51	—	2,773
Depreciation expense and amortization of intangibles	173	626	205	128	50	1,182

EBITDA	351	1,970	5,013	1,249	(2,212)	6,371
Restructuring & related costs	—	59	(76)	—	—	(17)

Adjusted EBITDA	$351	$2,029	$4,937	$1,249	$(2,212)	$6,354

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS (b)	COMMUNICATIONS, INC.
Revenue	$182,238	$11,345	$170,893

Costs and expenses:
Cost of goods sold	58,020	5,022	52,998
Marketing and sales	41,035	2,215	38,820
Fulfillment and distribution	14,270	975	13,295
General and administrative	23,760	1,575	22,185
Restructuring and related charges	808	808	—
Amortization of pre-publication costs	11,804	2,698	9,106
Depreciation expense and amortization of Intangibles	3,083	129	2,954

Total costs and expenses	152,780	13,422	139,358

Income (loss) from operations	29,458	(2,077)	31,535

Other (income)/expense:
Interest expense	48,194	—	48,194
Interest income	(777)	—	(777)
Amortization of deferred financing costs	2,937	—	2,937
Other	(74)	(1)	(73)

Total other expense	50,280	(1)	50,281

Loss before taxes	(20,822)	(2,076)	(18,746)
Provision for income taxes	47	—	47

Net loss from continuing operations	(20,869)	(2,076)	(18,793)
Loss from discontinued operations	(1,712)	2,076	(3,788)

Net loss	$(22,581)	$—	$(22,581)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(22,581)	$—	$(22,581)
Interest expense and other	52,039	(2,077)	54,116

Income (loss) from operations	29,458	(2,077)	31,535
Amortization of pre-publication costs	11,804	2,698	9,106
Depreciation expense and amortization of Intangibles	3,083	129	2,954

EBITDA	44,345	750	43,595
Restructuring and related costs	3,339	2,976	363

Adjusted EBITDA	$47,684	$3,726	$43,958

(a) Reflects our consolidated statements of operations as reported in our Annual Report on Form 10-K filed for the year ended December 31, 2004. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Annual Report on Form 10-K filed for the year ended December 31, 2004.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	CONSOLIDATED			HCC CONSOLIDATED
	RESTATED	BUCKLE DOWN	OPTIONS	RESTATED
	HAIGHTS CROSS	PUBLISHING COMPANY	PUBLISHING, INC.	PRO FORMA
	COMMUNICATIONS, INC.(a)	PRO FORMA(b)	PRO FORMA(c)	RESULTS
Revenue	$170,893	$2,721	$18,259	$191,873

Costs and expenses:
Cost of goods sold	52,998	634	3,187	56,819
Marketing and sales	38,820	634	6,159	45,613
Fulfillment and distribution	13,295	295	936	14,526
General and administrative	22,185	381	1,251	23,817
Amortization of pre-publication costs	9,106	540	1,332	10,978
Depreciation expense and amortization of Intangibles	2,954	520	1,441	4,915

Total costs and expenses	139,358	3,004	14,306	156,668

Income (loss) from operations	31,535	(283)	3,953	35,205

Other (income)/expense:
Interest expense	48,194	—	5,980	54,174
Interest income	(777)	103	674	—
Amortization of deferred financing costs	2,937	—	—	2,937
Other	(73)	—	(21)	(94)

Total other expense	50,281	103	6,633	57,017

Loss before taxes	(18,746)	(386)	(2,680)	(21,812)
Provision for income taxes	47	—	—	47

Net loss from continuing operations	(18,793)	(386)	(2,680)	(21,859)
Loss from discontinued operations	(3,788)	—	—	(3,788)

Net loss	$(22,581)	$(386)	$(2,680)	$(25,647)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(22,581)	$(386)	$(2,680)	$(25,647)
Interest expense and other	54,116	103	6,633	60,852

Income (loss) from operations	31,535	(283)	3,953	35,205
Amortization of pre-publication costs	9,106	540	1,332	10,978
Depreciation expense and amortization of Intangibles	2,954	520	1,441	4,915

EBITDA	43,595	777	6,726	51,098
Restructuring and related costs	363	—	—	363

Adjusted EBITDA	$43,958	$777	$6,726	$51,461

(a) Reflects the restatement of our consolidated statements of operations for the reclassification of the Chelsea House Publishers results from continuing operations to discontinued operations.
(b) Reflects the statement of operations of Buckle Down Publishing Company prior to its acquisition on April 15, 2004. Certain balances have been reclassified to conform to our presentation.
(c) Reflects the statement of operations of Options Publishing, Inc. prior to its acquisition on December 3, 2004. Certain balances have been reclassified to conform to our presentation.

HAIGHTS CROSS COMMUNICATIONS, INC.
PRO FORMA SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 2004
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$48,450	$55,401	$68,878	$19,144	$—	$191,873
Cost of goods sold	12,530	11,667	27,480	5,142	—	56,819
Marketing and sales	13,144	14,449	12,497	5,523	—	45,613
Fulfillment and distribution	4,556	3,674	4,459	1,837	—	14,526
General and administrative	3,342	6,966	5,036	2,201	6,272	23,817
Amortization of pre-publication costs	3,076	4,090	3,564	248	—	10,978
Depreciation expense and amortization of intangibles	680	2,788	734	504	209	4,915

Income (loss) from operations	$11,122	$11,767	$15,108	$3,689	$(6,481)	$35,205

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$11,122	$11,767	$15,108	$3,689	$(6,481)	$35,205
Amortization of pre-publication costs	3,076	4,090	3,564	248	—	10,978
Depreciation expense and amortization of intangibles	680	2,788	734	504	209	4,915

EBITDA	14,878	18,645	19,406	4,441	(6,272)	51,098
Restructuring & related costs	18	157	188	—	—	363

Adjusted EBITDA	$14,896	$18,802	$19,594	$4,441	$(6,272)	$51,461

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2005
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS (b)	COMMUNICATIONS, INC.
Revenue	$48,568	$2,202	$46,366

Costs and expenses:
Cost of goods sold	14,740	910	13,830
Marketing and sales	13,212	563	12,649
Fulfillment and distribution	3,824	262	3,562
General and administrative	6,536	443	6,093
Amortization of pre-publication costs	3,704	800	2,904
Depreciation expense and amortization of Intangibles	1,239	31	1,208

Total costs and expenses	43,255	3,009	40,246

Income(loss) from operations	5,313	(807)	6,120

Other (income)/expense:
Interest expense	13,736	—	13,736
Interest income	(270)	—	(270)
Amortization of deferred financing costs	883	—	883
Other	4	—	4

Total other expense	14,353	—	14,353

Loss before taxes	(9,040)	(807)	(8,233)
Provision for income taxes	129	—	129

Net loss from continuing operations	(9,169)	(807)	(8,362)
Loss from discontinued operations	—	807	(807)

Net loss	$(9,169)	$—	$(9,169)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(9,169)	$—	$(9,169)
Interest expense and other	14,482	(807)	15,289

Income (loss) from operations	5,313	(807)	6,120
Amortization of pre-publication costs	3,704	800	2,904
Depreciation expense and amortization of Intangibles	1,239	31	1,208

EBITDA	10,256	24	10,232
Restructuring and related costs	188	—	188

Adjusted EBITDA	$10,444	$24	$10,420

(a) Reflects our consolidated statements of operations as reported in our Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2005. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Quarterly Report on Form 10-Q filed for the quarter ended March 31, 2005.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED MARCH 31, 2005
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$9,201	$13,622	$19,459	$4,084	$—	$46,366
Cost of goods sold	2,313	2,951	7,434	1,132	—	13,830
Marketing and sales	3,103	4,503	3,620	1,423	—	12,649
Fulfillment and distribution	963	887	1,245	467	—	3,562
General and administrative	826	1,781	1,377	695	1,414	6,093
Amortization of pre-publication costs	911	917	978	98	—	2,904
Depreciation expense and amortization of intangibles	179	730	184	72	43	1,208

Income (loss) from operations	$906	$1,853	$4,621	$197	$(1,457)	$6,120

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$906	$1,853	$4,621	$197	$(1,457)	$6,120
Amortization of pre-publication costs	911	917	978	98	—	2,904
Depreciation expense and amortization of intangibles	179	730	184	72	43	1,208

EBITDA	1,996	3,500	5,783	367	(1,414)	10,232
Restructuring & related costs	—	124	64	—	—	188

Adjusted EBITDA	$1,996	$3,624	$5,847	$367	$(1,414)	$10,420

HAIGHTS CROSS COMMUNICATIONS, INC.
RESTATED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2005
(IN THOUSANDS)

	CONSOLIDATED	LESS	CONSOLIDATED
	HAIGHTS CROSS	CHELSEA	RESTATED
	COMMUNICATIONS, INC.	HOUSE	HAIGHTS CROSS
	(a)	PUBLISHERS (b)	COMMUNICATIONS, INC.
Revenue	$59,787	$3,126	$56,661

Costs and expenses:
Cost of goods sold	16,752	806	15,946
Marketing and sales	13,687	741	12,946
Fulfillment and distribution	4,383	267	4,116
General and administrative	6,428	221	6,207
Restructuring and related charges	(9)	(9)	—
Amortization of pre-publication costs	7,100	3,964	3,136
Depreciation expense and amortization of Intangibles	1,160	28	1,132

Total costs and expenses	49,501	6,018	43,483

Income(loss) from operations	10,286	(2,892)	13,178

Other (income)/expense:
Interest expense	15,073	—	15,073
Interest income	(421)	—	(421)
Amortization of deferred financing costs	907	—	907
Other	121	—	121

Total other expense	15,680	—	15,680

Loss before taxes	(5,394)	(2,892)	(2,502)
Provision for income taxes	88	—	88

Net loss from continuing operations	(5,482)	(2,892)	(2,590)
Loss from discontinued operations	—	2,892	(2,892)

Net loss	$(5,482)	$—	$(5,482)

RECONCILIATION OF NET LOSS TO EBITDA
Net loss	$(5,482)	$—	$(5,482)
Interest expense and other	15,768	(2,892)	18,660

Income (loss) from operations	10,286	(2,892)	13,178
Amortization of pre-publication costs	7,100	3,964	3,136
Depreciation expense and amortization of Intangibles	1,160	28	1,132

EBITDA	18,546	1,100	17,446
Restructuring and related costs	119	(19)	138

Adjusted EBITDA	$18,665	$1,081	$17,584

(a) Reflects our consolidated statements of operations as reported in our Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2005. Certain balances have been reclassified to conform to our current presentation.
(b) Reflects the statement of operations of Chelsea House Publishers as reported in our Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2005.

HAIGHTS CROSS COMMUNICATIONS, INC.
QUARTERLY SEGMENT FINANCIAL INFORMATION (UNAUDITED)
FOR THE QUARTER ENDED JUNE 30, 2005
(IN THOUSANDS)

	K-12
	SUPPLEMENTAL	TEST-PREP AND		MEDICAL
	EDUCATION	INTERVENTION	LIBRARY	EDUCATION	CORPORATE	CONSOLIDATED
Revenue	$14,652	$16,124	$20,249	$5,636	$—	$56,661
Cost of goods sold	3,809	3,313	7,215	1,609	—	15,946
Marketing and sales	3,440	4,256	3,618	1,632	—	12,946
Fulfillment and distribution	1,194	1,022	1,289	611	—	4,116
General and administrative	693	1,657	1,482	765	1,610	6,207
Amortization of pre-publication costs	1,020	1,023	995	98	—	3,136
Depreciation expense and amortization of intangibles	182	598	176	130	46	1,132

Income (loss) from operations	$4,314	$4,255	$5,474	$791	$(1,656)	$13,178

RECONCILIATION OF OPERATING INCOME TO EBITDA
Income (loss) from operations	$4,314	$4,255	$5,474	$791	$(1,656)	$13,178
Amortization of pre-publication costs	1,020	1,023	995	98	—	3,136
Depreciation expense and amortization of intangibles	182	598	176	130	46	1,132

EBITDA	5,516	5,876	6,645	1,019	(1,610)	17,446
Restructuring & related costs	—	103	35	—	—	138

Adjusted EBITDA	$5,516	$5,979	$6,680	$1,019	$(1,610)	$17,584

End of Filing